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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (Date of Earliest Event Reported): August 1, 2001


                                ONI SYSTEMS CORP.
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             (Exact Name of Registrant as Specified in Its Charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



                  000-30633                              77046-9657
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      (Commission File Number)                 (IRS Employer Identification No.)



      5965 Silver Creek Valley Road, San Jose, California            95138
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      (Address of Principal Executive Offices)                    (Zip Code)



                                 (408) 965-2600
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              (Registrant's Telephone Number, Including Area Code)



       166 Baypointe Parkway, San Jose, California               95134-1621
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 5:       Other Events

     ONI Systems Corp. has promoted William R. Cumpston from executive vice president of engineering and operations to the newly created position of chief operating officer. Separately, Chris A. Davis, executive vice president, chief administrative and financial officer, is leaving ONI Systems. Ken Burckhardt, vice president of finance, will act as ONI Systems interim chief financial officer.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    August 1, 2001

                                ONI SYSTEMS CORP.

                                By: /s/ Hugh C. Martin
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                                    Hugh C. Martin
                                    President, Chief Executive Officer and
                                    Chairman of the Board of Directors